UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300 Wichita, KS		67207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 316. 612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A, Common Stock, par value $0.01 per share	EQBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

Additional Financial Information

As previously reported, Equity Bancshares, Inc. (“the Company”) completed its merger with Frontier Holdings LLC (“Frontier”), the holding company of Frontier Bank, pursuant to an Agreement and Plan of Reorganization, dated August 29, 2025, by and among the Company, Winston Merger Sub, Inc, and Frontier effective January 1, 2026.

This Current Report on Form 8-K includes the unaudited condensed consolidated financial statements of Frontier as of and for the three month period ended December 31, 2025, which are being filed to comply with Securities and Exchange Commission requirements to provide updated financial statements for Frontier in connection with the filing of the Company’s registration statement on Form S-4 for the Company’s pending transaction with Lincoln Bancorp.

This Current Report on Form 8-K does not modify or update the condensed consolidated financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, Quarterly Report on Form 10-Q for the three months ended March 31, 2026 or the Quarterly Report on Form 10-Q for the three and six months ended June 30, 2026.

The historical unaudited consolidated balance sheet of Frontier as of December 31, 2025 and historical audited consolidated balance sheet of Frontier as of September 30, 2025, unaudited consolidated statements of income for the three months ended December 31, 2025 and 2024, unaudited consolidated statements of comprehensive income for the three months ended December 31, 2025 and 2024, unaudited consolidated statements of members’ equity for the period ended December 31, 2025 and audited consolidated statements of members’ equity for the period ended September 30, 2025, and unaudited consolidated statements of cash flows for the three months ended December 31, 2025 and 2024, together with the notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. Management’s discussion and analysis of financial condition and results of operations for such periods are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Consolidated Financial Statement for the Three Months Ended December 31, 2025 for Frontier Holdings LLC

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Three Months Ended December 31, 2025 for Frontier Holdings LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and are intended to be covered by the safe harbor provisions provided by the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2026, as amended, and any updates to those risk factors set forth in the Company’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, the Company cannot assess the impact of each factor on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this Form 8-K are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company’s behalf may issue.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY BANCSHARES, INC.

DATE: October 1, 2026	By:	/s/ Brad S. Elliott
Brad S. Elliott
Chief Executive Officer